--------------------------------------------------------------------------------
                                 SMITH BARNEY
                               INVESTMENT SERIES
                                  PROSPECTUS
--------------------------------------------------------------------------------

                               February 28, 2001
                          as supplemented May 1, 2001

                        Smith Barney Premier Selections
                           All Cap Growth Portfolio

                     Smith Barney Large Cap Core Portfolio

                   Smith Barney Growth and Income Portfolio

                          Select Government Portfolio





Shares of each portfolio are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for the contracts.

The Securities and Exchange Commission has not approved or disapproved these securities as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                     [S B] Smith Barney
                     [M F] Mutual Funds

                     Your Serious Money. Professionally Managed.(SM)

--------------------------------------------------------------------------------
  INVESTMENT PRODUCTS: NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

Contents

Investments, risks and performance
--------------------------------------------------------------
 Smith Barney Premier Selections All Cap Growth Portfolio    1
--------------------------------------------------------------
 Smith Barney Large Cap Core Portfolio                       5
--------------------------------------------------------------
 Smith Barney Growth and Income Portfolio                    7
--------------------------------------------------------------
 Select Government Portfolio                                 9
--------------------------------------------------------------

More on the Portfolios' Investments                         11
--------------------------------------------------------------

Management                                                  12
--------------------------------------------------------------

Share Transactions                                          13
--------------------------------------------------------------

Distributions, Dividends and Taxes                          14
--------------------------------------------------------------

Share Price                                                 15
--------------------------------------------------------------

Financial Highlights                                        16
--------------------------------------------------------------

About the manager

The funds' investment manager is Smith Barney Fund Management LLC, an affiliate of Salomon Smith Barney Inc. The manager selects the funds' investments and oversees their operations. The manager and Salomon Smith Barney are subsid-iaries of Citigroup Inc. Citigroup businesses provide a broad range of finan-cial services.

 Smith Barney Investment Series

Smith Barney Premier Selections All Cap Growth Portfolio

Investments, risks and performance

The Smith Barney Premier Selections All Cap Growth Portfolio is made up of a Large Cap Growth segment, Mid Cap Growth segment and a Small Cap Growth segment.

Investment Objective

Long-term capital growth.

Key Investments

Large Cap Growth segment This segment invests primarily in equity securities of companies with large market capitalizations. Large capitalization companies are those whose market capitalizations are within the market capitalization range of companies in the Russell 1000 Growth Index at the time of this segment's in-vestment. The size of the companies in the Index changes with market conditions and the composition of the Index.

Mid Cap Growth segment This segment invests primarily in equity securities of medium sized companies. Medium sized companies are those whose market capital-izations are within the market capitalization range of companies in the S&P 400 MidCap Index at the time of this segment's investment. The size of the compa-nies in the Index changes with market conditions and the composition of the In-dex.

Small Cap Growth segment This segment invests primarily in equity securities of companies with small market capitalizations. Small capitalization companies are those whose market capitalizations are within the market capitalization range of companies in the Russell 2000 Growth Index at the time of this segment's in-vestment. The size of the companies in the Index changes with market conditions and the composition of the Index.

All segments

Foreign investments The fund may invest up to 25% of its assets (at the time of investment) in foreign securities. The fund may invest directly in foreign is-suers or invest in depositary receipts. The fund's investments in securities of foreign issuers involve greater risk than investments in securities of U.S. is-suers. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is avail-able about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase invest-ment gains or add to investment losses.

Selection process The fund's strategy is to combine the efforts of three seg-ment managers and to invest in the stock selections considered most attractive in the opinion of each segment manager. Each segment manager builds a portfolio of stocks which the segment manager believes will offer superior long-term cap-ital growth potential. The target allocations are 40% to the Large Cap Growth segment and 30% to each of the Mid Cap and Small Cap Growth segments. In con-nection with the execution of purchases and sales, each segment may hold tempo-rarily more or fewer assets than represented by its designated segment of the fund's assets. The amount to be invested by the fund in any particular security will be determined by Smith Barney Fund Management LLC based on the recommenda-tion of the segment managers.

In order to maintain approximately the target allocations of the fund's assets among the three segment managers, Smith Barney Fund Management will:

 . Divide all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) among the three segment managers, as appropriate

 . Rebalance the allocation of securities in the fund's portfolio at any time the percentage of the fund's portfolio invested in any of Large Cap, Mid Cap or Small Cap Growth segment's securities diverges by at least 10% from the target allocation for a period of more than 10 days

As a consequence of its efforts to maintain assets at targeted percentages, Smith Barney Fund Management will allocate assets and rebalance when necessary by (1) allocating cash inflow to portfolio segments that are below their targeted percentages, or (2) by selling securities in a portfolio segment that exceeds its targeted percentage with proceeds being reallocated to a portfolio segment that is below its targeted percentage. Reallocations may result in early recognition of taxable gains and in additional transaction costs to the extent the sales of securities as part of these reallocations result in higher portfolio turnover. In addition, if one segment manager buys a security during a time frame when another segment manager sells it, the net position of the fund in the security may be approximately the same as it would have been with a single segment manager and no such sale andpurchase. Smith Barney Fund Manage-ment will consider these costs in determining the allocation and reallocation of assets. Where possible, in these instances, Smith

 Smith Barney Investment Series

Barney Fund Management will seek to avoid transaction costs.

Large Cap Growth segment The Large Cap Growth segment manager emphasizes indi-vidual security selection while diversifying this segment of the fund's invest-ments across industries, which may help to reduce risk. The Large Cap Growth segment manager attempts to identify established large capitalization companies with the highest growth potential. The Large Cap Growth segment manager then analyzes each company in detail, ranking its management, strategy and competi-tive market position. Finally, the Large Cap Growth segment manager attempts to identify the best values available among the growth companies identified.

In selecting individual companies for investment, the Large Cap Growth segment manager considers:

 . Favorable earnings prospects

 . Technological innovation

 . Industry dominance

 . Competitive products and services

 . Global scope

 . Long term operating history

 . Consistent and sustainable long-term growth in dividends and earnings per share

 . Strong cash flow

 . High return on equity

 . Strong financial condition

 . Experienced and effective management

Mid Cap Growth segment The Mid Cap Growth segment manager focuses on medium capitalization companies that exhibit attractive growth characteristics. The Mid Cap Growth segment manager selects individual "growth" stocks for invest-ment in two ways: by identifying those companies which exhibit the most favora-ble growth prospects and by identifying those companies in the Mid Cap Growth segment's size range which have favorable valuations relative to their growth characteristics. This strategy is commonly known as "growth at a reasonable price" and offers investors style diversification. In selecting individual com-panies for investment, the Mid Cap Growth segment manager considers:

 . Growth characteristics, including high historic growth rates and high rela-tive growth compared with companies in the same industry or sector

 . Increasing profits and sales

 . Competitive advantages that could be more fully exploited by a company

 . Skilled management committed to long-term growth

 . Potential for a long-term investment by this segment of the fund

The Mid Cap Growth segment manager uses fundamental research to find stocks with strong growth potential and also uses quantitative analysis to determine whether these stocks are relatively undervalued or overvalued compared to stocks with similar fundamental characteristics. The Mid Cap Growth segment manager's valuations determine whether and when this segment of the fund will purchase or sell the stocks it identifies through fundamental research.

Small Cap Growth segment The Small Cap Growth segment manager focuses on small capitalization companies that exhibit attractive growth characteristics. The Small Cap Growth segment manager selects individual stocks for investment by identifying those companies which exhibit the most favorable growth prospects. In selecting individual companies for investment, the Small Cap Growth segment manager considers:

 . Growth characteristics, including high historic growth rates and high fore-casted growth of sales and profits and a high return on equity

 . Innovative companies at the cutting edge of positive and dynamic demographic and economic trends

 . Products and services that give the company a competitive advantage

 . Skilled management committed to long-term growth

 . Potential for a long-term investment by this segment of the fund

The Small Cap Growth segment manager uses a disciplined investment process to identify small financially sound growth companies that exhibit the potential to become much larger and more successful. Elements of this process include funda-mental research, evaluation of key management and screening techniques.

Principal risks of investing in the fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, if:

 . Stock prices decline generally

 . An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests

 . Large capitalization stocks fall out of favor with investors

 . The segment manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect

 Smith Barney Investment Series

 . Medium or small capitalization stocks fall out of favor with investors. Be-cause 30% of the fund's assets are invested primarily in medium capitaliza-tion companies and 30% of the fund's assets are invested primarily in small cap companies, an investment in the fund may be more volatile and more sus-ceptible to loss than an investment in a fund which invests primarily in large capitalization companies. Medium and small capitalization companies may have more limited product lines, markets and financial resources than large capitalization companies. They may have shorter operating histories and less mature businesses. While medium capitalization companies generally have more established businesses than small capitalization companies, the prices of me-dium capitalization company stocks tend to be more volatile than the prices of large capitalization company stocks. In addition, small capitalization company stocks may be less liquid than large capitalization company stocks

 . Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or slowdown of economic growth

Who may want to invest The fund may be an appropriate investment if you:

 . Are seeking to participate in the long-term growth potential of the U.S.
  stock market

 . Are looking for an investment with potentially greater return but higher risk than fixed income investments

 . Are willing to accept the risks of the stock market

 . Are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in large cap companies

 . Are seeking to participate in the long-term potential of small capitalization growth companies

 . Are willing to accept the special risks and potential long-term rewards of investing in smaller companies with limited track records

 . Are seeking diversification

 Smith Barney Investment Series

Risk return bar chart
--------------------------------------------------------------------------------

This bar chart indicates the risks of investing in the fund by showing the per-formance of the fund's shares for the past calendar year. Effective May 1, 2001, the fund changed its investment policies from those of a mid cap fund in-vesting in medium sized companies to a fund investing in each of the Large Cap Growth, Mid Cap Growth and Small Cap Growth segments. The bar chart reflects the performance of the fund prior to this change in investment policies. Past performance does not necessarily indicate how the fund will perform in the fu-ture and there can be no assurance that the fund's performance investing in all three segments will be similar to its performance from investing solely in me-dium sized companies. The returns shown for the fund do not take into account any fees that are paid by the separate accounts or qualified plans through which shares of the fund are sold. If these fees had been included, the returns would have been lower.

Quarterly Returns: Highest: 13.50% in 1st quarter, 2000; Lowest: (7.48)% in 4th quarter, 2000.

                                  [BAR CHART]

                      Total Return for the Fund's shares

                                2000    17.88%

                       Calendar years ended December 31


Risk return table
--------------------------------------------------------------------------------

This table indicates the                 Average Annual Total Returns (Calendar
years ended
risks of investing in the                December 31, 2000)
fund by comparing the                    ---------------------------------------
----------------
average annual total return
of the shares for the
Since Inception
periods shown with that of                                            1 year
Inception      Date
the S&P MidCap 400 Index, a              ---------------------------------------
----------------
broad-based unmanaged index              Fund                         17.88%
30.24%  09/15/99
of common stocks of medium               ---------------------------------------
----------------
capitalization companies.                S&P MidCap 400 Index         17.50%
23.03%         *
In addition, the fund's                  ---------------------------------------
----------------
performance is compared to               Russell 1000 Growth Index  (22.42)%
4.44%         *
the Russell 1000 Growth                  ---------------------------------------
----------------
Index, a broad-based                     Russell 2000 Growth Index  (22.43)%
1.62%         *
unmanaged index of stocks                ---------------------------------------
----------------
of large capitalization
companies, and the Russell
2000 Growth Index, a broad-
based unmanaged index of
stocks of small
capitalization companies.
Although the fund currently
invests in the Large Cap
Growth and Small Cap Growth
segments, the fund's
performance in the risk
return table reflects a
period when it invested in
medium sized companies.
This table assumes the
reinvestment of
distributions and
dividends. The returns
shown for the fund do not
take into account any fees
that are paid by the
separate accounts or
qualified plans through
which shares of the fund
are sold. If these fees had
been included, the returns
would have been lower.


                  *Index comparison begins on 09/15/99

 Smith Barney Investment Series

Smith Barney Large Cap Core Portfolio
Investment objective

The fund seeks capital appreciation.

Key investments

The fund invests principally in U.S. common stocks and other equity securities, typically of established companies with large market capitalizations.

How the manager selects the fund's investments

The manager uses a "bottom-up" strategy, primarily focusing on individual secu-rity selection, with less emphasis on industry and sector allocation. The man-ager selects investments for their capital appreciation potential; any ordinary income is incidental. In selecting individual companies for investment, the manager looks for:

 . Growth characteristics, including high historic growth rates and high rela-tive growth compared with companies in the same industry or sector

 . Value characteristics, including low price/earnings ratios and other statis-tics indicating that a security is undervalued

 . Increasing profits and sales

 . Competitive advantages that could be more fully exploited by a company

 . Skilled management that is committed to long-term growth

 . Potential for a long-term investment by the fund

The manager uses fundamental research to find stocks with strong growth poten-tial, and then uses quantitative analysis to determine whether these stocks are relatively undervalued or overvalued compared to stocks with similar fun-damental characteristics. The manager's quantitative valuations determine whether and when the fund will purchase or sell the stocks that it identifies through fundamental research. This style of stock selection is commonly known as "growth at a reasonable price."

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments if:

 . Stock prices decline generally

 . Large capitalization stocks fall out of favor with investors

 . The manager's judgment about the attractiveness, value or potential apprecia-tion of a particular stock proves to be incorrect

 . An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests.

The fund may engage in active and frequent trading, resulting in high portfolio turnover. Frequent trading also increases transaction costs, which could de-tract from the fund's performance.

Who may want to invest in the fund

The fund may be an appropriate investment if you:

 . Are an aggressive investor seeking to participate in the long term growth po-tential of the stock market

 . Are willing to accept the risks of investing in common stocks

 Smith Barney Investment Series

Risk return bar chart
--------------------------------------------------------------------------------

This bar chart indicates the risks of investing in the fund by showing the per-formance of the fund's shares for the past calendar year. Past performance does not necessarily indicate how the fund will perform in the future. The returns shown for the fund do not take into account any fees that are paid by the sepa-rate accounts or qualified plans through which shares of the fund are sold. If these fees had been included, the returns would have been lower.

Quarterly Returns: Highest: 8.09% in 1st quarter, 2000; Lowest: (9.09)% in 4th quarter, 2000.

                                  [BAR CHART]

                      Total Return for the Fund's shares

                               2000      (5.18)%

                       Calendar years ended December 31


Risk return table
--------------------------------------------------------------------------------

This table indicates the                         Average Annual Total Returns
(Calendar
risks of investing in the                        years ended December 31, 2000)
fund by comparing the average                    -------------------------------
-----------
annual total return of the
Since Inception
shares for the periods shown                                     1 year
Inception      Date
with that of the S&P 500 Index,                  -------------------------------
-----------
a broad-based unmanaged index                    Fund           (5.18)%
9.55%  09/15/99
of common stocks. This table                     -------------------------------
-----------
assumes the reinvestment of                      S&P 500 Index  (9.10)%
1.29%         *
distributions and dividends.                     -------------------------------
-----------
The returns shown for the fund
do not take into account any
fees that are paid by the
separate accounts or qualified
plans through which shares of
the fund are sold. If these fees
had been included, the returns
would have been lower.

                  *Index comparison begins on 09/15/99

 Smith Barney Investment Series

Smith Barney Growth and Income Portfolio
Investment objective

The fund seeks reasonable growth and income.

Key investments

The fund invests in a portfolio consisting principally of equity securities, including convertible securities, that provide dividend or interest income. However, it may also invest in non-income producing investments for potential appreciation in value. The fund emphasizes U.S. stocks with large market capi-talizations. The fund's convertible securities may be of any credit quality and may include below investment grade securities (commonly known as "junk bonds").

How the manager selects the fund's investments

The manager emphasizes individual security selection while spreading the fund's investments among industries and sectors. The manager uses a two-step selection process commonly known as "growth at a reasonable price."

First, the manager uses quantitative analysis to find stocks with strong growth potential, and to determine whether these securities are relatively undervalued or overvalued. Quantitative factors include:

 . Growth characteristics, including high historic growth rates and high rela-tive growth compared with companies in the same industry or sector

 . Value characteristics, including low price/earnings ratios and other statis-tics indicating that a security is undervalued

Then, the manager uses fundamental qualitative research to verify these equity securities' growth potential. Qualitative factors include:

 . Management with established track records, or favorable changes in current management

 . Improvement in a company's competitive position

 . Positive changes in corporate strategy

These quantitative and qualitative factors, as well as expected dividends and income, influence the fund's purchases and sales of securities.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments if:

 . Stock prices decline generally

 . Large capitalization stocks fall out of favor with investors

 . Companies in which the fund invests suffer unexpected losses or lower than expected earnings

 . The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

 . The issuer of a debt security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded. This risk is higher for below investment grade securities. These securities are consid-ered speculative because they have a higher risk of issuer default, are sub-ject to greater price volatility and may be illiquid

The fund may engage in active and frequent trading, resulting in high portfolio turnover. Frequent trading also increases transaction costs, which could de-tract from the fund's performance.

Who may want to invest in the fund

The fund may be an appropriate investment if you:

 . Are seeking reasonable long term growth and current income

 . Are willing to accept the risks of investing in the stock market

 Smith Barney Investment Series

Risk return bar chart
--------------------------------------------------------------------------------


This bar chart indicates the risks of investing in the fund by showing the per-formance of the fund's shares for the past calendar year. Past performance does not necessarily indicate how the fund will perform in the future. The returns shown for the fund do not take into account any fees that are paid by the sepa-rate accounts or qualified plans through which shares of the fund are sold. If these fees had been included, the returns would have been lower.

Quarterly Returns: Highest: 2.88% in 3rd quarter, 2000; Lowest: (5.96)% in 4th quarter, 2000.

                                  [BAR CHART]

                      Total Return for the Fund's shares

                            2000            (7.00)%

                       Calendar years ended December 31


Risk return table
--------------------------------------------------------------------------------

This table indicates the                                  Average Annual Total
Returns (Calendar
risks of investing in the                                 years ended December
31, 2000)
fund by comparing the average                             ----------------------
--------------------
annual total return of the
shares for the periods shown
Since Inception
with that of the S&P 500 Index,                                           1 year
Inception      Date
a broad-based unmanaged index                             ----------------------
--------------------
of common stocks. This table                              Fund           (7.00)%
0.79%  09/15/99
assumes the reinvestment of                               ----------------------
--------------------
distributions and dividends.                              S&P 500 Index  (9.10)%
1.29%         *
The returns shown for the                                 ----------------------
--------------------
fund do not take into account
any fees that are paid by the
separate accounts or qualified
plans through which shares of the
fund are sold. If these fees
had been included, the returns
would have been lower.

                  *Index comparison begins on 09/15/99

 Smith Barney Investment Series

Select Government Portfolio
Investment objective

The fund seeks high current return consistent with preservation of capital.

Key investments

The fund invests primarily in government debt issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include U.S. Treasury securities, mortgage-related and asset-backed securities. Some govern-ment guaranteed mortgage-related securities are backed by the full faith and credit of the U.S. Treasury, some are supported by the right of the issuer to borrow from the U.S. government and some are backed only by the credit of the issuer itself.

In order to hedge against changes in interest rates, the fund also may purchase or sell options on U.S. government securities and enter into interest rate futures contracts and options on these contracts.

How the manager selects the fund's investments

The manager focuses on identifying undervalued sectors and securities. Specifi-cally, the manager:

 . Determines sector and maturity weightings based on intermediate and long-term assessments of the economic environment and relative value factors based on interest rate outlook

 . Uses research to uncover inefficient sectors of the government and mortgage markets and adjusts portfolio positions to take advantage of new information

 . Measures the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that bal-ance potential return and risk

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments if:

 . Interest rates increase, causing the prices of fixed income securities to de-cline and reducing the value of the fund's portfolio

 . Prepayment risk (or call risk). As interest rates decline, the issuers of se-curities held by the fund may prepay principal earlier than scheduled, forc-ing the fund to reinvest in lower yielding securities

 . Extension risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities

 . The manager's judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect

 . Changes in interest rates or the value of securities cause the value of op-tions or futures contracts held by the fund to decline, resulting in dispro-portionate losses to the fund's portfolio

Who may want to invest in the fund

The fund may be an appropriate investment if you:

 . Are seeking income consistent with preservation of capital

 . Are willing to accept the interest rate risks and market risks of investing in government bonds and mortgage-related securities

 Smith Barney Investment Series

Risk return bar chart
--------------------------------------------------------------------------------

This bar chart indicates the risks of investing in the fund by showing the per-formance of the fund's shares for the past calendar year. Past performance does not necessarily indicate how the fund will perform in the future. These returns shown for the fund do not take into account any fees that are paid by the sepa-rate accounts or qualified plans through which shares of the fund are sold. If these fees had been included, the returns would have been lower.

Quarterly Returns: Highest: 5.92% in 4th quarter, 2000; Lowest: 1.69% in 2nd quarter, 2000.


                                  [BAR CHART]

                      Total Return for the Fund's shares

                               2000     14.06%

                      Calendar years ended December 31,


Risk return table
--------------------------------------------------------------------------------

This table indicates the                      Average Annual Total Returns
(Calendar years ended December 31,
risks of investing in the                     2000)
fund by comparing the average                 ----------------------------------
-------------------------------
annual total return of the
shares for the periods shown
Since Inception
with that of the Lehman
1 year Inception      Date
Brothers Government Bond                      ----------------------------------
-------------------------------
Index, a broad-based unmanaged                Fund
14.06%     9.99%  09/15/99
index of U.S. Treasury and                    ----------------------------------
-------------------------------
agency fixed coupon securities                Lehman Brothers Government Bond
Index  13.24%     9.91%         *
with maturities no less than                  ----------------------------------
-------------------------------
one year. This table assumes
the reinvestment of distributions
and dividends. These returns
shown for the fund do not take
into account any fees that are paid
by the separate accounts or
qualified plans through which
shares of the fund are sold.
If these fees had been included,
the returns would have been lower.

                  *Index comparison begins on 09/30/99

 Smith Barney Investment Series

More on the Portfolios' Investments

Equity securities

All Portfolios Except Select Government Portfolio

Equity securities include exchange traded and over-the-counter common and pre-ferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

Securities of foreign issuers

All Portfolios Except Select Government Portfolio

Smith Barney Large Cap Core Portfolio and Smith Barney Growth and Income Port-folio may invest up to 20% of their assets, and Smith Barney Premier Selections All Cap Growth Portfolio up to 25% of its assets, in foreign securities, in-cluding those of issuers in emerging market countries.

Investments in securities of foreign entities and securities denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Since each fund may invest in securities denomi-nated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets. Emerging market investments offer the potential for signifi-cant gains but also involve greater risks than investing in more developed countries. Political or economic stability, lack of market liquidity and gov-ernment actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

Derivative transactions
All Portfolios

The funds may, but need not, use derivative contracts, such as futures and op-tions on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

 . To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in stock market prices, currency exchange rates or interest rates

 . As a substitute for buying or selling securities

 . To enhance a fund's return

A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Deriva-tives can also make a fund less liquid and harder to value, especially in de-clining markets.

Short-term and defensive investments
All Portfolios

While each fund intends to be substantially fully invested in equity securities (or with respect to the Select Government Portfolio, U.S. government debt secu-rities), each fund may maintain a portion of its assets (normally not more than 10%) in money market instruments and/or cash to pay expenses and meet redemp-tion requests.

Also, each of the funds may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking tempo-rary defensive positions in all types of money market and short-term debt secu-rities. If a fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Special restrictions

All Portfolios Except Smith Barney Premier Selections All Cap Growth Portfolio

Each fund, except Smith Barney Premier Selections All Cap Growth Portfolio, will not purchase any securities issued by a company primarily engaged in the manufacture of alcohol or tobacco.

Goals/Policies
All Portfolios

Each fund's goal and investment policies generally may be changed by the trustees without shareholder approval.

Master/feeder option

Each of the funds may in the future seek to achieve its investment objective by investing all of its net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the fund. Shareholders of such a fund will be given at least 30 days' prior notice of any such investment.

 Smith Barney Investment Series

Management
The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses provide a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

The portfolio managers

The portfolio managers are primarily responsible for the day-to-day operation of the funds indicated below. The table also shows the business experience of each portfolio manager.

                                         Portfolio
 Fund                                    Manager(s)         Since Past 5 Years'
Business Experience
--------------------------------------------------------------------------------
----------------------------
 Smith Barney Premier Selections All Cap Alan Blake         2001  investment
officer of the manager and man-
  Growth -- Large Cap Growth Segment                              aging director
of Salomon Smith Barney
--------------------------------------------------------------------------------
----------------------------
 Smith Barney Premier Selections All Cap Larry Weissman     1999  investment
officer of the manager and man-
  Growth -- Mid Cap Growth Segment                                aging director
of Salomon Smith Barney
  and Smith Barney Large Cap Core                                 since October
1997; portfolio manager of
                                                                  Neuberger &
Berman, LLC, 1995-97
--------------------------------------------------------------------------------
----------------------------
 Smith Barney Premier Selections All Cap Timothy Woods, CFA 2001  investment officer of the manager and man-
  Growth -- Small Cap Growth Segment                              aging director
of Salomon Smith Barney
--------------------------------------------------------------------------------
----------------------------
 Smith Barney Growth and Income          Michael Kagan      2000  investment
officer of the manager and man-
                                                                  aging director
of Salomon Smith Barney
--------------------------------------------------------------------------------
----------------------------
 Select Government                       James E. Conroy    1999  investment
officer of the manager and man-
                                                                  aging director
of Salomon Smith Barney
--------------------------------------------------------------------------------
----------------------------

Management fees

For its services, the manager receives a fee equal on an annual basis to 0.75% of the average daily net assets of each of Smith Barney Premier Selections All Cap Growth Portfolio, Smith Barney Large Cap Core Portfolio and Smith Barney Growth and Income Portfolio and 0.60% of the average daily net assets of Select Government Portfolio. For the fiscal year ended October 31, 2000, the manager waived all of the management fees payable by the Smith Barney Premier Selec-tions All Cap Growth Portfolio, Smith Barney Growth and Income Portfolio and Select Government Portfolio, and waived the management fees payable by the Smith Barney Large Cap Core Portfolio so that the fund paid a management fee of 0.14%.

 Smith Barney Investment Series

Share Transactions
Availability of shares

Individuals may not purchase shares directly from the funds. You should read the prospectus for your insurance company's variable contract to learn how to purchase a variable contract based on the funds.

Each fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and re-tirement plans. The variable insurance products and qualified plans may or may not make investments in all the funds described in this prospectus. Shares of the funds are sold at net asset value.

The interests of different variable insurance products and qualified plans in-vesting in a fund could conflict due to differences of tax treatment and other considerations. The funds currently do not foresee any disadvantages to invest-ors arising from the fact that each fund may offer its shares to different in-surance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans. Neverthe-less, the board of trustees intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts or qualified plans might be required to withdraw their investments in one or more funds and shares of an-other fund may be substituted.

The sale of shares may be suspended or terminated if required by law or regula-tory authority or if it is in the best interests of the funds' shareholders. Each fund reserves the right to reject any specific purchase order.

Redemption of shares

Redemption requests may be placed by separate accounts of participating insur-ance companies and by qualified plans. The redemption price of the shares of each fund will be the net asset value next determined after receipt by the fund of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded to the selling insurance company or qualified plan on the next busi-ness day after receipt of a redemption request in good order but in no event later than 3 days following receipt of instructions. Each fund may suspend sales or postpone payment dates during any period in which any of the following conditions exist:

 . the New York Stock Exchange is closed;

 . trading on the New York Stock Exchange is restricted;

 . an emergency exists as a result of which disposal by the fund of securities is not reasonably practicable or it is not reasonably practicable for a fund to fairly determine the value of its net assets; or

 . as permitted by SEC order in extraordinary circumstances.

 Smith Barney Investment Series

Distributions, Dividends and Taxes
Taxes

Each fund intends to qualify and be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amend-ed. In order to qualify to be taxed as a regulated investment company, each fund must meet certain income and diversification tests and distribution re-quirements. As a regulated investment company meeting these requirements, a fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capi-tal gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate ac-counts holding such shares. See the accompanying contract prospectus for infor-mation regarding the federal income tax treatment of distributions to the sepa-rate accounts and to holders of the contracts.

Dividends and distributions

Annual distributions of income and capital gain normally take place at the end of the year in which the income or gain is realized or the beginning of the next year.

The funds normally pay dividends and distribute capital gains, if any, as fol-lows:

--------------------------------------------------------------------------------

                                            Income       Capital Distributions
                                          Dividend          Gain        Mostly
Fund                                 Distributions Distributions          From
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Smith Barney Premier Selections All
 Cap Growth                               Annually      Annually  Capital Gain
------------------------------------------------------------------------------
Smith Barney Large Cap Core               Annually      Annually  Capital Gain
------------------------------------------------------------------------------
Smith Barney Growth and Income            Annually      Annually          Both
------------------------------------------------------------------------------
Select Government                         Annually      Annually        Income
------------------------------------------------------------------------------

Each fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of each fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this pur-pose all securities of the same issuer are considered a single investment. An alternative diversification test may be satisfied under certain circumstances. If a fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in that fund would not be treated as annuity, endow-ment or life insurance contracts under the Code.

 Smith Barney Investment Series

Share Price

Each fund's net asset value is the value of its assets minus its liabilities. The price of each fund's shares is based on its net asset value. Each fund cal-culates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the Statement of Additional Information. This calculation is done when regular trading closes on the Ex-change (normally 4:00 p.m., Eastern time). Each fund, with the exception of the Government Portfolio, may invest in securities issued by foreign issuers; such securities may trade on weekends or other days on which a fund does not price its shares and thus the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.

The funds generally value their securities based on market prices or quota-tions. A fund's currency conversions are done when the London stock exchange closes, which is 12 noon Eastern time. When reliable market prices or quota-tions are not readily available, or when the value of a security has been mate-rially affected by events occurring after a foreign exchange closes, a fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board.

A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same se-curities. Short-term investments that have a maturity of more than 60 days are generally valued based on market prices or quotations. Short-term investments that have a maturity of 60 days or less are valued at amortized cost. Using this method, a fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund.

In order to buy, redeem or exchange shares at that day's price, an insurance company separate account or a qualified plan must place its order with the transfer agent before the New York Stock Exchange closes. If the New York Stock Exchange closes early, the order must be placed prior to the actual closing time. Otherwise, the investor will receive the next business day's price.

 Smith Barney Investment Series

                                                            Financial Highlights

                                                            The financial high-
                                                          lights tables are in-
                                                         tended to help you un-
                                                           derstand the perfor-
                                                         mance of each fund for
                                                            the past five years
                                                         (or since inception if
                                                         less than five years).
                                                            Certain information
                                                         reflects financial re-
                                                             sults for a single
                                                           share. Total returns
                                                             represent the rate
                                                             that a shareholder
                                                          would have earned (or
                                                          lost) on a fund share
                                                          assuming reinvestment
                                                           of all dividends and
                                                         distributions. The in-
                                                          formation in the fol-
                                                          lowing tables for the
                                                          fiscal year ended Oc-
                                                         tober 31, 2000 was au-
                                                         dited by KPMG LLP, in-
                                                            dependent auditors,
                                                            whose report, along
                                                         with the fund's finan-
                                                            cial statements are
                                                         included in the annual
                                                         report (available upon
                                                         request). The informa-
                                                          tion in the following
                                                          tables for the fiscal
                                                         year ended October 31,
                                                          1999 has been audited
                                                           by other independent
                                                                 auditors.

 Smith Barney Investment Series

For a share of beneficial interest outstanding throughout the year (except as noted) ended October 31:

Smith Barney Premier Selections All Cap Growth Portfolio

---------------------------------------------------
                                    2000(1) 1999(2)
---------------------------------------------------
Net Asset Value, Beginning of Year   $10.11  $10.00
---------------------------------------------------
Income From Operations:
 Net investment income(4)              0.09    0.01
 Net realized and unrealized gain      4.30    0.10
---------------------------------------------------
Total Income From Operations           4.39    0.11
---------------------------------------------------
Less Distributions From:
 Net investment income               (0.02)     --
---------------------------------------------------
Total Distributions                  (0.02)     --
---------------------------------------------------
Net Asset Value, End of Year         $14.48  $10.11
---------------------------------------------------
Total Return                         43.43% 1.10%++
---------------------------------------------------
Net Assets, End of Year (000s)      $21,419  $3,032
---------------------------------------------------
Ratios to Average Net Assets:
 Expenses(3)(4)                       0.95%  0.95%+
 Net investment income                 0.72   1.00+
---------------------------------------------------
Portfolio Turnover Rate                 58%      8%
---------------------------------------------------

Smith Barney Large Cap Core Portfolio
---------------------------------------------------
                                    2000(1) 1999(2)
---------------------------------------------------
Net Asset Value, Beginning of Year   $10.51  $10.00
---------------------------------------------------
Income From Operations:
 Net investment income(5)              0.05    0.01
 Net realized and unrealized gain      1.59    0.50
---------------------------------------------------
Total Income From Operations           1.64    0.51
---------------------------------------------------
Less Distributions From:
 Net investment income               (0.01)     --
---------------------------------------------------
Total Distributions                  (0.01)     --
---------------------------------------------------
Net Asset Value, End of Year         $12.14  $10.51
---------------------------------------------------
Total Return                         15.61% 5.10%++
---------------------------------------------------
Net Assets, End of Year (000s)      $49,630  $5,274
---------------------------------------------------
Ratios to Average Net Assets:
 Expenses(3)(5)                       0.95%  0.95%+
 Net investment income                 0.42   0.67+
---------------------------------------------------
Portfolio Turnover Rate                 30%      6%
---------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period from September 15, 1999 (commencement of operations) to Oc-tober 31, 1999.

(3) As a result of a voluntary expense limitation, the expense ratio will not exceed 0.95%.

(4) For the Smith Barney Premier Selections All Cap Growth Portfolio, the Man-ager waived all of its fees for the year ended October 31, 2000 and the pe-riod ended October 31, 1999. In addition, the Manager also reimbursed ex-penses of $30,419 and $13,182 for the year ended October 31, 2000 and the period ended October 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the actual expense ratios would have been as follows:

                                                         Expense Ratios
                              Net Investment Income Without Fee Waivers and
                               Per Share Decreases   Expense Reimbursements
                              --------------------- ------------------------
                                 2000       1999       2000         1999
                              ---------- ---------- ----------- ------------
  Smith Barney Premier
   Selections All Cap Growth
   Portfolio                       $0.15      $0.05       2.14%       5.35%+

(5) For the Smith Barney Large Cap Core Portfolio, the Manager waived all or a portion of its fees for the year ended October 31, 2000 and the period ended October 31, 1999. In addition, the Manager also reimbursed expenses of $20,272 for the period ended October 31, 1999. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the actual expense ratios would have been as follows:

                                                      Expense Ratios
                          Net Investment Income Without Fee Waivers and/or
                           Per Share Decreases    Expense Reimbursements
                          --------------------- --------------------------
                             2000       1999        2000         1999
                          ---------- ---------- --------------------------
  Smith Barney Large Cap
   Core Portfolio              $0.07      $0.05        1.55%        5.00%+

++Total return is not annualized, as it may not be representative of the total return for the year.

+ Annualized.

 Smith Barney Investment Series

For a share of beneficial interest outstanding throughout the period ended Oc-tober 31:

Smith Barney Growth and Income Portfolio

---------------------------------------------------
                                    2000(1) 1999(2)
---------------------------------------------------
Net Asset Value, Beginning of Year   $10.10  $10.00
---------------------------------------------------
Income From Operations:
 Net investment income(3)              0.16    0.01
 Net realized and unrealized gain      0.53    0.09
---------------------------------------------------
Total Income From Operations           0.69    0.10
---------------------------------------------------
Less Distributions From:
 Net investment income               (0.02)     --
---------------------------------------------------
Total Distributions                  (0.02)     --
---------------------------------------------------
Net Asset Value, End of Year         $10.77  $10.10
---------------------------------------------------
Total Return                          6.86% 1.00%++
---------------------------------------------------
Net Assets, End of Year (000s)      $18,089  $3,045
---------------------------------------------------
Ratios to Average Net Assets:
 Expenses(3)(5)                       0.95%  0.95%+
 Net investment income                 1.54   0.69+
---------------------------------------------------
Portfolio Turnover Rate                 72%      1%
---------------------------------------------------

Select Government Portfolio

---------------------------------------------------
                                    2000(1) 1999(2)
---------------------------------------------------
Net Asset Value, Beginning of Year  $10.13   $10.00
---------------------------------------------------
Income From Operations:
 Net investment income(4)             0.53     0.05
 Net realized and unrealized gain     0.12     0.08
---------------------------------------------------
Total Income From Operations          0.65     0.13
---------------------------------------------------
Less Distributions From:
 Net investment income              (0.16)      --
---------------------------------------------------
Total Distributions                 (0.16)      --
---------------------------------------------------
Net Asset Value, End of Year        $10.62   $10.13
---------------------------------------------------
Total Return                         6.55%  1.30%++
---------------------------------------------------
Net Assets, End of Year (000s)      $4,996   $5,066
---------------------------------------------------
Ratios to Average Net Assets:
 Expenses(4)(6)                      0.80%   0.80%+
 Net investment income                5.19    4.36+
---------------------------------------------------
Portfolio Turnover Rate                 0%       0%
---------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period from September 15, 1999 (commencement of operations) to Oc-tober 31, 1999.

(3) For the Smith Barney Growth and Income Portfolio, the Manager waived all of its fees for the year ended October 31, 2000 and the period ended October 31, 1999. In addition, the Manager also reimbursed expenses of $21,016 and $12,636 for the year ended October 31, 2000 and the period ended October 31, 1999, respectively. If such fees were not waived and expenses not reim-bursed, the per share effect on net investment income and the expense ra-tios would have been as follows:

                                                      Expense Ratios
                           Net Investment Income Without Fee Waivers and
                            Per Share Decreases   Expense Reimbursements
                           --------------------- ------------------------
                              2000       1999       2000         1999
                           ---------- ---------- ----------- ------------
  Smith Barney Growth and
   Income Portfolio             $0.12      $0.05       2.05%       5.22%+

(4) For the Select Government Portfolio, the Manager waived all of its fees for the year ended October 31, 2000 and the period ended October 31, 1999. In addition, the Manager also reimbursed expenses of $33,010 and $14,291 for the year ended October 31, 2000 and the period ended October 31, 1999, re-spectively. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the actual expense ratios would have been as follows:

                                                          Expense Ratios
                               Net Investment Income Without Fee Waivers and
                                Per Share Decreases   Expense Reimbursements
                               --------------------- ------------------------
                                  2000       1999       2000         1999
                               ---------- ---------- ----------- ------------
  Select Government Portfolio       $0.13      $0.04       2.06%       3.73%+

(5) As a result of voluntary expense limitation, the expense ratio will not ex-ceed 0.95%.
(6) As a result of voluntary expense limitation, the expense ratio will not ex-ceed 0.80%.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

 Smith Barney Investment Series

[LOGO OF SMITH BARNEY]

Smith Barney Investment Series

Smith Barney Premier Selections      Smith Barney Growth and Income Portfolio
All Cap Growth Portfolio

Smith Barney Large Cap Core          Select Government Portfolio
Portfolio


--------------------------------------------------------------------------------

Additional Information About the
Portfolios

Shareholder Reports
Annual and semiannual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that significantly affected each fund's performance dur-ing its last fiscal year or period.

Statement of Additional Information
The statement of additional information provides more detailed information about each fund. It is incorporated by reference into (is legally part of) this prospectus.

You can make inquiries about the funds or obtain shareholder reports or the statement of additional information (without charge), by contacting your Serv-ice Agent, by calling the portfolios' sub-transfer agents (PFS Shareholder Services at 1 800-544-5445 or PFPC Global Fund Services at 1-800-451-2010) or by writing to the funds at Smith Barney Mutual Funds, Seven World Trade Center, New York, New York 10048.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other in-formation about the funds are available on the EDGAR Database on the Commis-sion's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the funds that is not in this Prospectus, you should not rely upon that information. Neither the funds nor the distribu-tor is offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

(SM) Your Serious Money. Professionally Managed. is a service mark of Salomon Smith Barney Inc.

(Investment Company Act file no. 811-05018)

FD 01659 2/01




Statement of Additional Information

Smith Barney Investment Series
Seven World Trade Center
New York, NY 10048

February 28, 2001
as supplemented May 1, 2001

Smith Barney Large Cap Core Portfolio
Smith Barney Growth and Income
Portfolio
Smith Barney Premier Selections All
Cap Growth Portfolio
Select Government Portfolio

Smith Barney Investment Series (the "Trust") currently offers seven separate investment portfolios, four of which are described in this Statement of Additional Information ("SAI") (the investment portfolios described herein are individually referred to as a "Portfolio," and collectively, the "Portfolios"). This SAI expands upon and supplements the information contained in the prospectus dated February 28, 2001, as supplemented May 1, 2001, for the Portfolios, as further amended or supplemented from time to time, and should be read in conjunction therewith.

The prospectus may be obtained from designated insurance companies offering separate accounts ("separate accounts") which fund certain variable annuity and variable life insurance contracts (each, a "contract") and qualified pension and retirement plans or by writing or calling the Trust at the address or telephone number listed above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectus in its entirety.

TABLE OF CONTENTS

	Page

General Information	2
Goals and Investment Policies	2
Investment Practices	6
Risk Factors	20
Investment Restrictions	25
Trustees and Officers	27
Investment Advisory Agreements	30
Distributor	31
Portfolio Turnover	32
Portfolio Transactions and Brokerage	32
Determination of Net Asset Value	34
Taxes	35
Performance	36
Additional Information about the Portfolios	38
Financial Statements	39
Appendix A- Ratings of Bonds, Notes and Commercial Paper	40



GENERAL INFORMATION

Smith Barney Fund Management LLC, a limited liability company formed September 21, 1999 and previously named SSB Citi Fund Management LLC ("Smith Barney Fund Management" or the "manager"), Seven World Trade Center, New York, NY 10048, renders investment management advice to investment companies with aggregate assets under management in excess of $146 billion as of January 31, 2001. The manager is an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. ("Citigroup"), a financial services company that uses diverse channels to offer a broad range of financial services to consumer and corporate customers around the world. Among these businesses are Citibank, Commercial Credit, Primerica Financial Services, Salomon Smith Barney, SSB Citi Asset Management, Travelers Life & Annuity, and Travelers Property Casualty.

Salomon Smith Barney (the "Distributor") is the distributor of the Portfolios' shares.

GOALS AND INVESTMENT POLICIES

The following disclosures supplement disclosures set forth in the Prospectus and do not, standing alone, present a complete and accurate explanation of the matters disclosed.

The differences in goals and investment policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject. The goal and investment policies, the percentage limitations, and the kinds of securities in which each Portfolio may invest are generally not fundamental policies and therefore may be changed by the Trustees without shareholder approval. Although each Portfolio has a different goal which it pursues through separate investment policies, each Portfolio, except the Smith Barney Premier Selections All Cap Growth Portfolio, will not purchase any securities issued by any company primarily engaged in the manufacture of alcohol or tobacco.

Each of the Portfolios may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a Portfolio takes a temporary defensive position, it may be unable to achieve its investment objective.

Smith Barney Premier Selections All Cap Growth Portfolio

Smith Barney Premier Selections All Cap Growth Portfolio (the "All Cap Growth Portfolio") seeks long term capital growth. The All Cap Growth Portfolio is made up of a Large Cap Growth segment, Mid Cap Growth segment and a Small Cap Growth segment.

Large Cap Growth Segment

This segment invests primarily in equity securities of companies with large market capitalizations. Large capitalization companies are those whose market capitalizations are within the market capitalization range of companies in the Russell 1000 Growth Index at the time of this segment's investment. The size of the companies in the Index changes with market conditions and the composition of the Index. As of April 30, 2001, the largest market capitalization of a company in the Index was approximately $481 billion and the smallest market capitalization was approximately $26 million.

Mid Cap Growth Segment

This segment invests primarily in equity securities of medium-sized companies. Medium sized companies are those whose market capitalizations are within the market capitalization range of companies in the S&P Mid Cap Index at the time of investment. The size of the companies in the Index changes with market conditions and the composition of the Index. As of April 30, 2001, the largest market capitalization of a company in the Index was approximately $10 billion and the smallest market capitalization was approximately $229 million. Investing in medium-capitalization stocks may involve greater risk than investing in large capitalization stocks since they can be subject to more abrupt or erratic movements. However, they tend to involve less risk than stocks of small capitalization companies.

Small Cap Growth Segment

This segment invests primarily in equity securities of companies with small market capitalizations. Small capitalization companies are those whose market capitalizations are within the market capitalization range of companies in the Russell 2000 Growth Index at the time of this segment's investment. The size of the companies in the Index changes with market conditions and the composition of the Index. As of April 30, 2001, the largest market capitalization of a company in the Index was approximately $5 billion and the smallest market capitalization was approximately $3 million. Please see "Risk Factors - Small Capitalization Companies" below for more information about the risks of investing in companies with small market capitalizations.

All Segments

The All Cap Growth Portfolio also may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Portfolio may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. A description of the ratings of commercial paper and bonds is contained in the Appendix. Short-term investments may include repurchase agreements with banks or broker-dealers.

Certain policies of the Portfolio, such as purchasing and selling options on stocks, purchasing options on stock indices and purchasing stock index futures contracts and options thereon involve inherently greater investment risk and could result in more volatile price fluctuations. The Portfolio may also invest up to 25% of its total assets in securities of foreign issuers. Since the Portfolio may take substantial risks in seeking its goal of long term capital growth, it is not suitable for investors unable or unwilling to assume such risks.

Smith Barney Large Cap Core Portfolio

Smith Barney Large Cap Core Portfolio ("Large Cap Core Portfolio") seeks capital appreciation primarily through investments in common stocks and options on common stocks. Any income realized on its investments will be purely incidental to its goal of capital appreciation.

The Portfolio also may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Portfolio may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. A description of the ratings of commercial paper and bonds is contained in the Appendix. Short-term investments may include repurchase agreements with banks or broker-dealers.

Certain policies of the Portfolio, such as purchasing and selling options on stocks, purchasing options on stock indices and purchasing stock index futures contracts and options thereon involve inherently greater investment risk and could result in more volatile price fluctuations. The Portfolio may also invest up to 20% of its total assets in securities of foreign issuers and in investment companies. Since the Portfolio may take substantial risks in seeking its goal of capital appreciation, it is not suitable for investors unable or unwilling to assume such risks.

Smith Barney Growth and Income Portfolio

Smith Barney Growth and Income Portfolio (the "Growth and Income
Portfolio") seeks reasonable growth and income primarily through investments in equity securities that provide dividend or interest income, including common and preferred stocks and securities convertible into common and preferred stocks.

Although the portfolio turnover rate will not be considered a limiting factor, the Portfolio does not intend to engage in trading directed at realizing short-term profits. Nevertheless, changes in the Portfolio will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the investment decision, and usually without reference to the length of time the security has been held.

The Portfolio also may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Portfolio may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. A description of the ratings of commercial paper and bonds is contained in the Appendix. Short-term investments may include repurchase agreements with banks or broker-dealers.

Certain policies of the Portfolio, such as purchasing and selling options on stocks, purchasing options on stock indices and purchasing stock index futures contracts and options thereon involve inherently greater investment risk and could result in more volatile price fluctuations. The Portfolio may also invest up to 20% of its total assets in securities of foreign issuers and in investment companies. Since the Portfolio may take substantial risks in seeking its goal of reasonable growth and income, it is not suitable for investors unable or unwilling to assume such risks.

Select Government Portfolio

Select Government Portfolio (the "Government Portfolio") seeks high current return consistent with preservation of capital. The Portfolio intends to invest at least 80% of its assets in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. Government under the Separate Trading of Registered Interest and Principal of Securities program (i.e. ''STRIPS''), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. Government and some of which are backed only by the credit of the issuer itself.

The Portfolio may enter into repurchase agreements with domestic banks or broker-dealers deemed creditworthy by the manager solely for purposes of investing the Portfolio's cash reserves or when the Portfolio is in a temporary defensive posture. The Portfolio may write covered or fully collateralized call options on U.S. Government securities and enter into closing or offsetting purchase transactions with respect to certain of such options. The Portfolio may also write secured put options and enter into closing or offsetting purchase transactions with respect to such options. The Portfolio may write both listed and over-the-counter options.

The Portfolio seeks to obtain a high current return consistent with the preservation of capital from interest paid on the Portfolio's securities and potentially one or more of the following additional sources:

? premiums earned upon the expiration of options written;
? net profits from closing transactions; and ? net gains from the sale of portfolio securities on the exercise of options or otherwise.

The Portfolio is not designed for investors seeking long-term capital appreciation. Moreover, varying economic and market conditions may affect the value of and yields on U.S. Government securities.
Accordingly, there is no assurance that the Portfolio's investment objective will be achieved.

The Portfolio may engage in transactions involving obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as Government National Mortgage Association ("GNMA") Certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government, (c) discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality. Agencies and instrumentalities include, but are not limited to: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association ("FNMA").

While the Portfolio has no policy limiting the maturities of the debt securities in which it may invest, the manager seeks to moderate market risk by generally maintaining a portfolio duration within a range of approximately four to six years. Duration is a measure of the expected life of a debt security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "price volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration measures the length of the time interval between the present and the time when the interest and principal payments are scheduled to be received (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration.

With respect to some securities, there may be some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. In these and other similar situations, the manager will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure. The duration is likely to vary from time to time as the manager pursues its strategy of striving to maintain an active balance between seeking to maximize income and endeavoring to maintain the value of the Portfolio's capital. Thus, the objective of providing high current return consistent with preservation of capital to shareholders is tempered by seeking to avoid undue market risk and thus provide reasonable total return as well as high distributed return. There is, of course, no assurance that the manager will be successful in achieving such results for the Portfolio.

The Portfolio generally purchases debt securities at a premium over the principal or face value in order to obtain higher current income. The amount of any premium declines during the term of the security to zero at maturity. Such decline generally is reflected in the market price of the security and thus in the Portfolio's net asset value. Any such decline is realized for accounting purposes as a capital loss at maturity or upon resale. Prior to maturity or resale, such decline in value could be offset, in whole or part, or increased by changes in the value of the security due to changes in interest rate levels.

The principal reason for selling call or put options is to obtain, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. By selling options, the Portfolio reduces its potential for capital appreciation on debt securities if interest rates decline. Thus, if market prices of debt securities increase, the Portfolio would receive a lower total return from its optioned positions than it would have received if the options had not been sold. The purpose of selling options is intended to improve the Portfolio's total return and not to "enhance" monthly distributions. During periods when the Portfolio has capital loss carryforwards, any capital gains generated from such transactions will be retained in the Portfolio. The purchase and sale of options may result in a high portfolio turnover rate.

INVESTMENT PRACTICES

This section contains a discussion of certain investment practices. The Portfolios indicated may engage in these and any other practices not prohibited by their investment restrictions. For further information about risks associated with these practices, see "Risk Factors" below.

EQUITY SECURITIES

The Portfolios, except Government Portfolio, may invest in all types of equity securities, including common stocks, preferred stocks, securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, and depositary receipts for those securities.

Common Stocks (All Portfolios except Government Portfolio). Each Portfolio (except Government Portfolio) may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks and Convertible Securities (All Portfolios except Government Portfolio). Each Portfolio (except Government Portfolio) may invest in convertible debt and preferred stocks. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.
A Portfolio may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group ("S&P") and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the Portfolio selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Portfolio, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.

Warrants (All Portfolios except Government Portfolio). Each Portfolio (except Government Portfolio) may purchase warrants. Warrants acquired by a Portfolio entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Portfolio's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

REITs (All Portfolios except Government Portfolio). Each Portfolio (except Government Portfolio) may invest in shares of real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests. A Portfolio's investments in REITs are subject to the risks associated with the real estate market and particular properties, including the risks of a general downturn in real estate values. REITs are dependent upon management skills, may not be diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the "Code"). Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders, and, as a result, an investor is subject to a duplicate level of fees if a Portfolio invests in REITs.

Illiquid and Restricted Securities. The Portfolios each may invest in illiquid and restricted securities. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933 and are thus subject to restrictions on resale. Excluded from the limitation, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and which have been determined to be liquid by the Trustees or by the manager pursuant to board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. This investment practice could have the effect of increasing the level of illiquidity in each Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. These difficulties and delays could result in a Portfolio's inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Portfolio impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that the Trustees believe accurately reflects fair value.

Securities of Foreign Issuers (All Portfolios except Government Portfolio). The Large Cap Core Portfolio and the Growth and Income Portfolio may invest up to 20% of the value of their total assets and the All Cap Growth Portfolio may invest up to 25% of the value of its total assets in securities of foreign governments and companies of developed and emerging markets countries. These securities may be denominated in foreign currencies, including European Currency Units
(ECUs), a "basket" consisting of a specified amount of currencies of certain of the member states of the European Community, or other currency baskets.

Each Portfolio may also purchase foreign securities in the form of American Depositary Receipts (''ADRs''), European Depositary Receipts (''EDRs''), Global Depositary Receipts (''GDRs'') or other securities representing underlying shares of foreign companies. EDRs are receipts issued in Europe which evidence ownership of underlying securities issued by foreign corporations. ADRs are receipts typically issued by an American bank or trust company which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world.

ADRs are issued through ''sponsored'' or ''unsponsored'' arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. Each Portfolio may invest in ADRs through both sponsored and unsponsored arrangements.

The All Cap Growth Portfolio, the Large Cap Core Portfolio and the Growth and Income Portfolio may invest in the securities of developing countries, commonly known as "emerging markets" countries. See "Risk Factors Securities of Developing /Emerging Markets Countries".

FIXED INCOME SECURITIES

Corporate Debt Obligations (All Portfolios). Each Portfolio may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. The market values of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

U.S. Government Securities (All Portfolios).   The U.S. Government
securities in which the Portfolios may invest include: bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.

Mortgage Related Securities (Government Portfolio). The Government Portfolio may invest in mortgage-related securities, including those representing an undivided ownership interest in a pool of mortgage loans, e.g., GNMA, FNMA, FHLMC Certificates. Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools, which are issued or guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Interests in such pools are collectively referred to as ''mortgage-related securities.''

Mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securityholders (such as the Portfolio), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the securityholders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, some of the Portfolio's higher yielding securities might be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Portfolio buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Portfolio of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

The Government National Mortgage Association ("GNMA") is a wholly owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately issued securities backed by pools of mortgages. Certificates of the Government National Mortgage Association ("GNMA Certificates") are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Portfolio purchases are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA"), or guaranteed by the Veterans Administration ("VA"). Once a pool of such mortgages is assembled and approved by GNMA, the GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before maturity of the mortgages in the pool. The Portfolio normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it will invest such payments in additional mortgage-related securities of the types described above or other U.S. Government securities. Interest received by the Portfolio will, however, be distributed to shareholders. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular
issue of GNMA Certificates.   However, statistics published by the FHA
indicate that the average life of single-family dwelling mortgages with 25-to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Therefore, it is customary to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates, but only by the amount of the fees paid to GNMA and the GNMA Certificate issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee based on the outstanding principal for providing its guarantee, and the GNMA Certificate issuer is paid an annual servicing fee for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders. The coupon rate by itself, however, does not indicate the yield which will be earned on the GNMA Certificates for the following reasons:

1. Certificates are usually issued at a premium or discount, rather than at par.

2. After issuance, Certificates usually trade in the secondary market at a premium or discount.

3. Interest is paid monthly rather than semi-annually as is the case for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors prepay their mortgages, the principal returned to Certificate holders may be reinvested at higher or lower rates.

In quoting yields for GNMA Certificates, the customary practice is to assume that the Certificates will have a 12 year life. Quotes available for GNMA Certificates from securities dealers depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. FHLMC guarantees timely monthly payment of interest of PCs and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages.
However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately 10 years.

The Federal National Mortgage Association ("FNMA") creates a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA securities, FHLMC and FNMA securities are not guaranteed by the full faith and credit of the U.S. Government.

Forward Commitments (All Portfolios). The Portfolios may purchase or sell U.S. Government securities on a ''when-issued'' or ''delayed delivery'' basis (''Forward Commitments''). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transactions. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price.

A Forward Commitment sale is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security which the Portfolio owns or has the right to acquire. By entering into a Forward Commitment sale transaction, the Portfolio forgoes or reduces the potential for both gain and loss in the security which is being hedged by the Forward Commitment sale.

The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment. The Portfolio's use of Forward Commitments may increase its overall investment exposure and thus its potential for gain or loss. When engaging in Forward Commitments, the Portfolio relies on the other party to complete the transaction; should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure.

When a Portfolio agrees to purchase when-issued or delayed-delivery securities, it will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the Portfolio's books. Normally, the Portfolio will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

Short-Term Investments (All Portfolios). In certain circumstances the Portfolios may invest without limitation in all types of short-term money market instruments, including U.S. Government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements. Certificates of deposits ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

To the extent a Portfolio is investing in short-term investments as a temporary defensive posture, the applicable Portfolio's investment objective may not be achieved.

Commercial Paper (All Portfolios).   Commercial paper consists of
short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the Portfolios pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.


DERIVATIVE INSTRUMENTS

Options, Futures Contracts and Related Options (All Portfolios)

Selling Call and Put Options (All Portfolios).   The principal reason
for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. A Portfolio's current return can be expected to fluctuate because premiums earned from writing options and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Writing options on portfolio securities also results in a higher portfolio turnover. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. All Cap Growth Portfolio, Large Cap Core Portfolio and Growth and Income Portfolio may sell call options only on a covered basis. Government Portfolio may sell call options either on a covered basis, or for cross-hedging purposes. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option at all times during the option period. Thus, Government Portfolio may sell options on U.S. Government securities or forward commitments of such securities. An option is for cross-hedging purposes (relative to Government Portfolio only) to hedge against a security which the Portfolio owns or has the right to acquire. In such circumstances, Government Portfolio maintains in a segregated account with the Portfolio's Custodian, cash or U.S. Government securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding. The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. A Portfolio sells put options only on a covered basis, which means that, at all times during the option period, the Portfolio would maintain in a segregated account with its Custodian cash, cash equivalents or liquid securities in an amount of not less than the exercise price of the option, or will hold a put on the same underlying security at an equal or greater exercise price. A Portfolio generally would sell put options when the manager wishes to purchase the underlying security for the Portfolio at a price lower than the current market price of the security.

In order to terminate its position as writer of a call or put option, a Portfolio may enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Portfolio. The Portfolio would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. A Portfolio would also realize a gain if an option it has sold lapses unexercised. A Portfolio may sell options that are listed on an exchange as well as options that are traded over-the-counter. A Portfolio may close out its position as writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, a Portfolio may purchase an offsetting option, which does not close out its position as a writer, but provides an asset of equal value to its obligation under the option sold. If a Portfolio is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

By selling a call option, a Portfolio loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option a Portfolio might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

Each of the United States exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others, regardless of whether such options are written on one or more accounts or through one or more brokers. An exchange may order the liquidation of positions found to be in violation of those limits, and it may impose other sanctions or restrictions. These position limits may restrict the number of options the Portfolio may be able to write.

Purchasing Call and Put Options (All Portfolios).   A Portfolio may
purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options may be purchased for their leverage potential. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, a Portfolio can benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, a Portfolio could bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired. Conversely, put options may be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of a Portfolio's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options. In any case, the purchase of options for capital appreciation would increase the Portfolio's volatility by increasing the impact of changes in the market price of the underlying securities on the Portfolio's net asset value. The Portfolios may purchase either listed or over-the-counter options.

Options on Stock Indices (All Portfolios except Government Portfolio). Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options are currently traded on The Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange and other exchanges. Gain or loss to a Portfolio on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. Accordingly, successful use by a Portfolio of options on stock indices will be subject to the manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.
As with stock options, the Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange, or it may let the option expire unexercised.

Futures Contracts (All Portfolios). Each Portfolio may engage in transactions involving futures contracts and related options in accordance with rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Portfolios are exempt from registration as a "commodity pool".

An interest rate futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of a specific type of debt security at a specified future time and at a specified price. Although interest rate futures contracts call for delivery of specified securities, in most cases the contracts are closed out (by an offsetting purchase or sale) prior to actual delivery, with the difference between the contract price and the offsetting price paid in cash.

A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of cash equal to a specified dollar amount times the difference between the stock index value at a specified time and the price at which the futures contract is originally struck. A stock index fluctuates with changes in the market values of the stocks included. No physical delivery of the underlying stocks in the index is made.

Stock index futures contracts can be purchased with respect to the Standard & Poor's 500 Stock Index on the Chicago Mercantile Exchange ("CME"), the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade, among other indices. Differences in the stocks included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange ("Nikkei Index"), Osaka Index of
50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the CME and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised indices of foreign stocks are also being developed. Investments in foreign stock index futures and options thereon, like investments in securities of foreign entities and securities denominated in foreign currencies, involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, a Portfolio is required to deposit for the benefit of the broker an amount of appropriate securities equal to a percentage (which will normally range between 2% and 10%) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Portfolio upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent margin deposits, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

For example, when a Portfolio purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Portfolio receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Portfolio is required to make a variation margin payment to the broker.

At any time prior to expiration of the futures contract, the Portfolio may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.

When a Portfolio anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. A Portfolio may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Portfolio's securities ("defensive hedge"). To the extent that the Portfolio's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Portfolio of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Portfolio with attendant transaction costs.

For example, if Government Portfolio holds long-term U.S. Government securities, and a rise in long-term interest rates is anticipated, it could, in lieu of selling its portfolio securities, sell futures contracts for similar long-term securities. If interest rates increased and the value of the Portfolio's securities declined during the period the contracts were outstanding, the value of the Portfolio's futures contracts should increase, thereby protecting the Portfolio by preventing net asset value from declining as much as it otherwise would have.

In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in listed options, futures or related options, the Portfolio could experience delays and/or losses in liquidating open positions or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an over-the-counter option purchased by a Portfolio, the Portfolio could experience a loss of all or part of the value of the option. Transactions are entered into by a Portfolio only with brokers or financial institutions deemed creditworthy by the manager.

Each Portfolio's futures transactions will be entered into for traditional hedging purposes; that is, futures contracts will be sold to protect against a decline in the price of securities or currencies that the Portfolio owns, or futures contracts will be purchased to protect a Portfolio against an increase in the price of securities of currencies it has committed to purchase or expects to purchase. A Portfolio pays commissions on futures contracts and options transactions.

Options on Futures Contracts (All Portfolios).   A Portfolio may also
purchase and sell options on futures contracts which are traded on an Exchange. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. As a seller of an option on a futures contract, a Portfolio is subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by a Portfolio are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A Portfolio may purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract. The purchase of call options on futures contracts in intended to serve the same purpose as the actual purchase of the futures contract.

Forward Currency Contracts and Options on Currency (All Portfolios
except Government Portfolio).   A forward currency contract is an
obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Portfolio may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Portfolio engages in forward currency transactions in anticipation of, or to protect itself against fluctuations in exchange rates. The Portfolio might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, decline in the currency against the U.S. dollar. Similarly, the Portfolio might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Portfolio might purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset, that is the subject of the hedge, generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. The Portfolio, however, may enter into forward contracts with deposit requirements or commissions.

The Portfolio may purchase put and call options on foreign currencies to reduce the risk of currency exchange fluctuation. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are traded on United States and foreign exchanges. Exchange-traded options are expected to be purchased by the Portfolio from time to time and over-the-counter options may also be purchased, but only when the manager believes that a liquid secondary market exists for such options, although there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investment generally.

A put option on currency gives the Portfolio, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Portfolio, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Portfolio might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency's value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the Portfolio would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the Portfolio anticipates purchasing securities.

The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter ("OTC") markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Portfolio intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Portfolio would have to exercise those options which it has purchased in order to realize any profit. The staff of the Securities and Exchange Commission ("SEC") has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the Portfolio may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Use of Segregated and Other Special Accounts (All Portfolios).   Use of
many hedging and other strategic transactions including currency and market index transactions by a Portfolio will require, among other things, that the Portfolio segregate cash, liquid securities or other assets with its Custodian, or a designated sub-custodian, to the extent the Portfolio's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, appropriate securities as required by the 1940 Act at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Portfolio, for example, will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require the Portfolio to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Portfolio will require the Portfolio to segregate liquid securities equal to the exercise price. Except when a Portfolio enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Portfolio to buy or sell a foreign currency will generally require the Portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio's obligations or to segregate liquid securities equal to the amount of the Portfolio's obligations.

OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Portfolio sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Portfolio other than those described above generally settle with physical delivery, and the Portfolio will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, a Portfolio must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid securities or other acceptable assets. A Portfolio will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid securities having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio's net obligation, if any.

Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging and other strategic transactions. A Portfolio could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a Portfolio could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other hedging and other strategic transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

OTHER PRACTICES

Repurchase Agreements (All Portfolios).   Each Portfolio may enter into
repurchase agreements with broker-dealers or domestic banks. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities), may have maturity dates exceeding one year. The Portfolio does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and
(c) expenses of enforcing its rights.

For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds or accounts that are advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the Portfolios, funds or accounts that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for a Portfolio than would be available to a Portfolio investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

Reverse Repurchase Agreements (All Cap Growth and Government Portfolios). All Cap Growth Portfolio and Government Portfolio may invest in reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of portfolio securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Any securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have a maturity date no later than the repayment date. Generally, the applicable Portfolio will be able to keep the interest income associated with the "coupon" on those securities, subject to the payment of a fee to the dealer. Such transactions are generally advantageous because the Portfolio attempts to lock-in a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash.
Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Portfolio intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the Portfolio. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Portfolio's assets.
The Portfolio's custodian bank will maintain a separate account for the Portfolio with securities having a value equal to or greater than such commitments.

Short Sales against the Box (All Portfolios except Government
Portfolio).   Each Portfolio may from time to time make short sales of
securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is ''against the box'' to the extent that the Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Portfolio does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Portfolio is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale.

To secure its obligation to deliver the securities sold short, the Portfolio will deposit in escrow in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Portfolio may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Portfolio, because the Portfolio may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Loans of Portfolio Securities (All Portfolios). Consistent with applicable regulatory requirements, a Portfolio may lend securities from its portfolio to brokers, dealers and other financial organizations. A Portfolio may not lend its portfolio securities to the manager or its affiliates unless it has applied for and received specific authority from the SEC. Loans of portfolio securities by a Portfolio will be collateralized by cash, letters of credit or U.S. government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

In lending its portfolio securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever a Portfolio's securities are loaned: (a) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the collateral must be marked to market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral); (c) the Portfolio must be able to terminate the loan at any time; (d) the Portfolio must be entitled to receive a reasonable return on the loan; (e) the Portfolio may pay only reasonable fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Portfolio's Board of Directors must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the manager to be of good standing and will not be made unless, in the judgment of the manager, the consideration to be earned from such loans would justify the risk. From time to time, the Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to: (a) the borrower, and/or (b) a third party, which is unaffiliated with the Portfolio or the manager and which is acting as a "finder."

RISK FACTORS

General. Investors should realize that risk of loss is inherent in the ownership of any securities and that each Portfolio's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Fixed Income Securities. Investments in fixed income securities may subject the Portfolios to risks, including the following:

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a Portfolio to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a Portfolio will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than anticipated, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a Portfolio will suffer from the inability to invest in higher yield securities.

Below Investment Grade Fixed-Income Securities. Securities rated in the fourth highest ratings category by an NRSRO, such as those rated BBB by S&P or Baa by Moody's, are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below the fourth highest ratings category by an NRSRO, including those rated below Baa by Moody's or BBB by S&P, are not "investment grade," and may have more speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force a Portfolio, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

Small Capitalization Companies. Small companies may (i) be subject to more volatile market movements than securities of larger, more established companies; (ii) have limited product lines, markets or financial resources; and (iii) depend upon a limited or less experienced management group. The securities of small companies may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. Disposition by a Portfolio of small company securities in order to meet redemptions may require the Portfolio to sell these securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

Foreign Securities.   Investments in securities of foreign issuers
involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each Portfolio (except Government Portfolio) may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will, to the extent the Portfolio does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign security than about a security issued by a U.S. company, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by a Portfolio may be subject to foreign withholding taxes, which would reduce the Portfolio's total return on such investments and the amounts available for distributions by the Portfolio to its shareholders. See ''Dividends, Distributions and Taxes.'' Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are not invested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, a Portfolio will incur cost in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there are in the United States. These risks may be intensified in the case of investments in developing or emerging markets. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which a Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Finally, in the event of a default on any such foreign debt obligations, it may be more difficult for a Portfolio to obtain or to enforce a judgment against the issuers of such securities.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a Portfolio's investments are denominated relative to the U.S. dollar will affect the Portfolio's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a Portfolio's securities are quoted would reduce the Portfolio's net asset value per share.

Special Risks of Countries in the Asia Pacific Region.   Certain of the
risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist. In addition, Hong Kong reverted to Chinese administration on July 1, 1997. The long-term effects of this reversion are not known at this time.

Securities of Developing/Emerging Markets Countries.   A developing or
emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

One or more of the risks discussed above could affect adversely the economy of a developing market or a Portfolio's investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled. There can be no assurance that any investments that a Portfolio might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the Portfolio could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

Many of a Portfolio's investments in the securities of issuers in emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

Derivative Instruments. In accordance with its investment policies, each Portfolio may invest in certain derivative instruments which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties. Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments.

The following are the principal risks associated with derivative instruments:

Leverage and associated price volatility: Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative Portfolio in order to achieve an average portfolio volatility that is within the expected range for that type of Portfolio.

Credit risk: Certain types of derivatives are subject to the risk that the counterparty may fail to honor contract terms.

Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Certain derivative instruments are not readily marketable and are subject to a Portfolio's restrictions on illiquid investments.

Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for a Portfolio is reviewed and analyzed by the Portfolio's portfolio manager to assess the risk and reward of each such instrument in relation to the Portfolio's investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the Portfolio and its shareholders.

Special Risks of Using Futures Contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. A Portfolio, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Where a Portfolio enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other Portfolio assets.

Furthermore, in the case of a futures contract purchase, a Portfolio segregates and commits to back the futures contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Economic and Monetary Union (EMU). EMU began on January 1, 1999 when 11 European countries adopted a single currency -- the Euro. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria.
A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers held by the Portfolios; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the Portfolios.

Portfolio Turnover.   Each Portfolio may purchase or sell securities
without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. Under certain market conditions, any Portfolio may experience a high rate of portfolio turnover. This may occur, for example, if the Portfolio writes a substantial number of covered call options and the market prices of the underlying securities appreciate. The rate of portfolio turnover is not a limiting factor when the manager deems it desirable to purchase or sell securities or to engage in options transactions. The annual turnover rates of the Large Cap Core Portfolio and the Government Portfolio are not expected to exceed 400%; and the annual turnover rates of the All Cap Growth Portfolio and the Growth and Income Portfolio are not expected to exceed 100%. High portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the respective Portfolio and may increase the recognition of short-term, rather than long-term, capital gains if securities are held for one year or less and may be subject to applicable income taxes. See ''Dividends, Distributions and Taxes.''

INVESTMENT RESTRICTIONS

The Portfolios have adopted the following fundamental investment restrictions for the protection of shareholders. Under the 1940 Act, a fundamental policy of a portfolio may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the portfolio. Such majority is defined as the lesser of
(a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the portfolio are present or represented by proxy, or (b) more than 50% of the outstanding shares. The percentage limitations contained in the restrictions listed below (other than with respect to (1) below) apply at the time of purchases of securities.

The investment policies adopted by the Portfolios prohibit each Portfolio from:

	1.	Borrowing money except that (a) the Portfolio may borrow
from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Portfolio will be limited so that no more than 33-1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

	2.	Making loans.  This restriction does not apply to: (a) the
purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

	3.	Engaging in the business of underwriting securities issued
by other persons, except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

	4.	Purchasing or selling real estate, real estate mortgages,
commodities or commodity contracts, but this restriction shall not prevent the Portfolio from (a) investing in securities of issuers engaged in the real estate business or business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Portfolio's investment objective and policies); or (d) investing in real estate investment trust securities.

	5.	Issuing "senior securities" as defined in the 1940 Act and
the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

The Portfolios have also adopted certain nonfundamental investment restrictions that may be changed by the Trust's Board of Trustees at any time. Accordingly the Portfolios are prohibited from:

	1.	Purchasing securities on margin  (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short
(except "against the box"). For purposes of this restriction, the deposit or payment by the Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

	2.	Making short sales of securities (except "against the box")
or maintaining a short position.

	3.	Pledging, hypothecating, mortgaging or otherwise encumbering more than 33-1/3% of the value of a Portfolio's total assets.

	4.	Making investments for the purpose of exercising control or
management.

		5.	Invest in oil, gas or other mineral exploration or
development programs.

	6.	Purchase or otherwise acquire any security if, as a result,
more than 15% of its net assets would be invested in securities that are illiquid.

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

TRUSTEES AND OFFICERS

The Trustees and executive officers and their principal occupations for the past five years are listed below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk. Unless otherwise noted below, the address of each Trustee or officer is Seven World Trade Center, New York, New York 10048.

Donald M. Carlton (age 63), Trustee.   Director, American Electric Power
(Electric Utility) (since 2000); Director, Valero Energy (Petroleum Refining) (since 1999); Consultant, URS Corporation (Engineering) (since
1999); Director, National Instruments Corp. (Technology) (since 1994); former Chief Executive Officer, Radian Corporation (Engineering) (from 1969 to 1996); former Chief Executive Officer Radian International L.L.C. (Engineering) (from 1996 to 1998).

A. Benton Cocanougher (age 62), Trustee.  Dean and Professor of
Marketing, College and Graduate School of Business of Texas A & M
University (since 1987); former Director, Randall's Food Markets, Inc. (from 1990 to September 1999); Director, First American Bank and First American Savings Bank (from 1994 to October 1999).

Stephen Randolph Gross (age 53), Trustee. Director, Hotpalm.com, Inc. (Wireless Applications) (since May 2000); Partner, Capital Investment Advisory Partners (Consulting) (since January 2000); Director, United Telesis, Inc. (Telecommunications) (since January 1999); Managing Director, Fountainhead Ventures, L.L.C. (Consulting) (since March 1998); Director, ebank.com, Inc. (since January 1998); Director, Ikon Ventures, Inc. (since January 1998); Chairman, Gross, Collins & Cress, P.C. (Accounting Firm) (since 1979).

Heath B. McLendon* (age 66), Trustee and President.   Chairman,
President and Chief Executive Officer, Smith Barney Fund Management (since March 1996); Managing Director, Salomon Smith Barney (since
1993); President, Travelers Investment Adviser, Inc.; Chairman or Co-Chairman of the Board, Trustee or Director of seventy-seven investment companies associated with Citigroup.

Alan G. Merten (age 59), Trustee. Director, Re-route.com (Information Technology) (since 2000); Director, BTG, Inc. (Information Technology) (since 1997); President, George Mason University (since 1996); Director, Comshare, Inc. (Information Technology) (since 1985); former Director, Indus (Information Technology) (from 1995 to 1999); former Dean, Johnson Graduate School of Management of Cornell University (from 1989 to 1996).

R. Richardson Pettit (age 58), Trustee.  Professor of Finance,
University of Houston (since 1977); former Managing Director, Windermere Investments (Financial Consulting) (from January 1997 to June 1997).

James E. Conroy (age 49), Vice President and Investment Officer.
Managing Director of Salomon Smith Barney; Mr. Conroy serves as
Investment Officer of four Smith Barney Mutual Funds.

Michael Kagan (age 41), Vice President and Investment Officer. Director of Salomon Smith Barney; Mr. Kagan is Vice President and Investment Officer of three other Smith Barney Mutual Funds.

Jeffrey Russell (age 43), Vice President and Investment Officer.
Managing Director of Salomon Smith Barney; Mr. Russell is Vice President and Investment Officer of six other Smith Barney Mutual Funds.

Larry Weissman (age 39), Vice President and Investment Officer.
Managing Director of Salomon Smith Barney; prior to October 1997,
Portfolio Manager of Neuberger & Berman LLC; prior to 1995, Portfolio Manager of College Retirement Equities Fund.

Lewis E. Daidone (age 42), Senior Vice President and Treasurer. Managing Director, Salomon Smith Barney; Chief Financial Officer, Smith Barney Mutual Funds; Director and Senior Vice President, Smith Barney Fund Management and Travelers Investment Adviser, Inc; Treasurer and Senior Vice President or Executive Vice President of eighty-three investment companies associated with Citigroup.

Irving David (age 39), Controller. Director, Salomon Smith Barney; former Assistant Treasurer, First Investment Management Company;
Controller or Assistant Treasurer of fifty-three investment companies associated with Citigroup.

Frances Guggino (age 42), Assistant Controller.  Vice President,
Citibank (since 1991).

Paul Brook (age 46), Assistant Controller. Director, Salomon Smith Barney; Managing Director, AMT Investors Capital Services Inc. (from 1997 to 1998); Partner, Ernst & Young LLP (from 1990 to 1997);
Controller or Assistant Treasurer of forty-three investment companies associated with Citigroup (from 1997 to 1998).

Anthony Pace (age 35), Assistant Treasurer. Vice President, Mutual Fund Administration for Salomon Smith Barney Inc. (since 1986).

Marianne Motley (age 41), Assistant Treasurer. Director, Mutual Fund Administration for Salomon Smith Barney Inc. (since 1994).

Robert I. Frenkel (age 45), Secretary. Managing Director and General Counsel, Global Mutual Funds for SSB Citi Asset Management Group (since
1994); Secretary of seventeen investment companies associated with Citigroup.

Thomas C. Mandia (age 38), Assistant Secretary. Director and Deputy General Counsel, SSB Citi Asset Management Group (since 1992); Assistant Secretary of seventeen investment companies associated with Citigroup.

Rosemary D. Emmens (age 31), Assistant Secretary. Vice President and Associate General Counsel, SSB Citi Asset Management Group (since 1998); Assistant Secretary of seventeen investment companies associated with Citigroup; Counsel, The Dreyfus Corporation (from 1995 to 1998).

Harris Goldblat (age 31), Assistant Secretary.  Associate General
Counsel, SSB Citi Asset Management Group (since 2000); Assistant
Secretary of seventeen investment companies associated with Citigroup; Associate, Stroock & Stroock & Lavan LLP (from 1997 to 2000); Associate, Sills Cummis Radin Tischman Epstein & Gross (from 1996 to 1997); Clerk to the Honorable James M. Havey, P.J.A.D. (from 1995 to 1996).


As of February 12, 2001, the Trustees and officers of the Trust as a group owned less than one percent of the outstanding shares of each Portfolio of the Trust. As of February 12, 2001, to the knowledge of the Trust and its Trustees, no shareholder or "group" (as the term is used in Section 13(d) of the Securities Act of 1933) beneficially owned more than 5% of the outstanding shares of any Portfolio of the Trust.

TRUSTEE COMPENSATION

Information regarding compensation paid to the Trustees of the Trust for the fiscal year ended October 31, 2000 is set forth below. Mr. McLendon is not compensated for his service as Trustee, because of his affiliation with the manager. Each of the Trustees serves on the Board of other investment companies in the Smith Barney Fund Complex.

The Portfolios pay each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates an annual fee of $48,000 plus $2000 for each Board of Trustees meeting attended, $1000 for each Committee meeting attended (each Committee chairman is paid an additional $300 for each Committee meeting attended), $1000 for each telephonic Board meeting in which each Trustee participated (unless such meeting is for information purposes only in which case $100 is paid).
In addition, the Portfolios will reimburse these trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings. For the fiscal year ended October 31, 2000, such expenses totaled $41,964.







             Name





Retiremen
t
Benefits
Accrued
as Part
of Fund
Expenses
(1)






Total
Compensati
on Paid
From Trust






Total
Compensati
on Paid
From  Fund
Complex




Number of
Investment
Companies
for Which
Trustee
Serves
Within
Complex
Dr. Donald M.
Carlton
-
$61,000
$61,000
2
Dr. A. Benton
Cocanougher
-
$62,000
$62,000
2
Stephen Randolph
Gross
-
$61,000
$61,000
2
Heath B. McLendon*
-
-
--
77
Dr. Alan G. Merten
-
$61,100
$61,100
2
Dr. R. Richardson
Pettit
-
$61,700
$59,000
2
*Designates an "Interested Person" of the Trust, as defined under the 1940 Act.

(1)	The Trustees instituted a retirement plan effective April 1, 1996.
For the current Trustees who are not "interested persons" of the Trust, the retirement benefits payable thereunder are payable for a ten year period following retirement, with the annual payment to be based upon the highest total annual compensation received in any of the three calendar years preceding retirement. Trustees with more than five but less than ten years of service at retirement will receive a prorated benefit. Total retirement benefits accrued under the plan as of the end of the 2000 fiscal year were $1,570,818. Because the amount of retirement benefits an individual Trustee will receive is based upon the time of retirement, an exact amount of accrual is not known for any individual; however, each Portfolio accrues an amount based upon actuarial assumptions meant to provide retirement benefits for all of its Trustees. The amount of benefits to be paid upon retirement is therefore not currently determinable for any current Trustee.



INVESTMENT ADVISORY AGREEMENTS

Investment Manager. The manager provides investment advisory and management services to the Trust, and to other investment companies affiliated with Salomon Smith Barney.

The Trust and the manager are parties to a separate Investment Advisory Agreement for each Portfolio (each, an "Advisory Agreement" and together, the "Advisory Agreements"). An investment advisory agreement with the manager and the Trust, on behalf of each Portfolio, was approved by the Board of Trustees of the Trust at a meeting held on June 12, 2000. Under the Advisory Agreements, the Trust retains the manager to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. The manager is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of each Portfolio's investment objectives. The manager also furnishes at no cost to the Trust (except as noted herein) the services of sufficient executive and clerical personnel for the Trust as are necessary to prepare registration statements, prospectuses, shareholder reports, and notices and proxy solicitation materials. In addition, the manager furnishes at no cost to the Trust the services of a President of the Trust, one or more Vice Presidents as needed, and a Secretary.

Under the Advisory Agreements, the Trust bears the cost of its accounting services, which includes maintaining its financial books and records and calculating the daily net asset value of each Portfolio.
The costs of such accounting services include the salaries and overhead expenses of a Treasurer or other principal financial officer and the personnel operating under his direction. The services are provided at cost which is allocated among all investment companies advised or subadvised by the manager. The Trust also pays transfer agency fees, custodian fees, legal fees, the costs of reports to shareholders and all other ordinary expenses not specifically assumed by the manager.

The Trust retains the manager to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under the relevant Advisory Agreement, the Trust pays the manager investment management fees at the following rates, based on the following amounts of their average daily net assets:

? For Large Cap Core Portfolio, All Cap Growth Portfolio, and Growth and Income Portfolio (calculated separately for each Portfolio), 0.75% of the Portfolio's average daily net assets.

? For Government Portfolio, 0.60% of the Portfolio's average daily net assets.

The manager may, from time to time, agree to waive its investment advisory fees or any portion thereof or elect to reimburse a Portfolio for ordinary business expenses in excess of an agreed upon amount.

The average daily net assets of each Portfolio are determined by taking the average of all of the determinations of net asset value of such Portfolio for each business day during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The following table shows expenses paid under the relevant investment advisory agreement during the fiscal years ended October 31, 1999 and 2000. The Portfolios were not in existence for prior fiscal years.



All Cap
Growth

Large
Cap Core

Growth &
Income


Governmen
t

October 31, 2000
Gross Advisory
Fees*

$0
$20,826
$0
$0
October 31, 1999
Gross Advisory
Fees**
$0
$0
$0
$0
*Had the manager not waived the entire management fee for each fund except Large Cap Core (for which a portion of the management fee was waived) and reimbursed certain expenses in order to cap total annual portfolio expenses, the Gross Advisory Fees would have been: $79,789, $92,376, $65,219 and $63,486 for the All Cap Growth, Large Cap Core, Growth and Income and Government Portfolios, respectively.
**Had the manager not waived the management fee and reimbursed certain expenses in order to cap total annual portfolio expenses, the Gross Advisory Fees would have been: $15,856, $24,854, $15,325 and $18,000 for the All Cap Growth, Large Cap Core, Growth and Income and Government Portfolios, respectively.


Each Portfolio's Advisory Agreement provides that the manager shall not be liable to the Trust for any actions or omissions if it acted in good faith without negligence or misconduct. The Advisory Agreements provide that the manager shall not be liable to the Trust for any actions or omissions if it acted in good faith without negligence or misconduct.

Each Advisory Agreement has an initial term of two years and thereafter with respect to each Portfolio may be continued from year to year if specifically approved at least annually (a)(i) by the Trustees or
(ii) by vote of a majority of the Portfolio's outstanding voting securities, and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreements provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party on 60 days written notice.

Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the Portfolios, the manager and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Portfolios. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

DISTRIBUTOR

Salomon Smith Barney, located at 388 Greenwich Street, New York NY 10013, distributes shares of the Portfolios as their principal underwriter.

The Distributor may be deemed to be an underwriter for purposes of the Securities Act of 1933.

The Distributor acts as the principal underwriter of the shares of the Portfolios pursuant to a written agreement for the Portfolios ("Underwriting Agreement"). The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay only for such shares of each Portfolio as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Underwriting Agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the Trust's outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to the Agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. The Underwriting Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice. The Distributor is not currently paid a fee for the provision of distribution services with respect to the Portfolios.

PORTFOLIO TURNOVER

The portfolio turnover rate may vary greatly from year to year as well as within a year. For the last two fiscal years, each Portfolio's portfolio turnover rates were:

Year
Ended
10/31
All Cap
Growth
Large Cap
Core

Growth and
Income


Government

2000
58%
30%
72%
0%
1999*
8%
6%
1%
0%
*Period from September 15, 1999 to October 31, 1999. The portfolio turnover rates for this period are not annualized.


PORTFOLIO TRANSACTIONS AND BROKERAGE

The manager is responsible for decisions to buy and sell securities for the Trust and for the placement of its portfolio transactions and the negotiation of any commissions paid on such transactions. It is the policy of the manager to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Trust may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the manager seeks the best security price at the most favorable commission rate. From time to time, the Trust may place brokerage transactions with affiliated persons of the manager. In selecting broker/dealers and in negotiating commissions, the manager considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms that also provide research services to the Trust or the manager.

Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include
(a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody), and
(d) furnishing other products or services that assist the manager in fulfilling its investment-decision making responsibilities.

Pursuant to provisions of the relevant Advisory Agreement, the Trustees have authorized the manager to cause the Trust to incur brokerage commissions in an amount higher than the lowest available rate in return for research services provided to the manager. The manager is of the opinion that the continued receipt of supplemental investment research services from dealers is essential to its provision of high quality portfolio management services to the Trust. The manager undertakes that such higher commissions will not be paid by the Trust unless (a) the manager determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the manager's overall responsibilities with respect to the accounts as to which it exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws, and (c) in the opinion of the manager, the total commissions paid by the Trust are reasonable in relation to the expected benefits to the Trust over the long term. The investment advisory fees paid by the Trust under the Advisory Agreements are not reduced as a result of the manager's receipt of research services. During the fiscal year ended October 31, 2000, the Trust directed no brokerage commissions to brokers because of research services provided to the Trust's Portfolios.

To the extent consistent with the NASD Rules, and subject to seeking best execution and such other policies as the Trustees may determine, the manager may consider sales of shares of the Trust as a factor in the selection of firms to execute portfolio transactions for the Trust.

The manager places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which the Portfolios effect their securities transactions may be used by the manager in servicing all of its accounts; not all of such services may be used by the manager in connection with the Portfolios. In the opinion of the manager, the benefits from research services to the Portfolios of the Trust and to the accounts managed by the manager cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the manager, such costs to the Portfolios will not be disproportionate to the benefits received by the Portfolios on a continuing basis.

The manager will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Portfolios and other accounts that the manager may establish in the future. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolios. In making such allocations among the Trust and other advisory accounts, the main factors considered by the manager over the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, and the size of investment commitments generally held.

The following table summarizes for each Portfolio the total brokerage commissions paid.


Fiscal
Year
Ended
10/31
All Cap
Growth
Large Cap
Core

Growth and
Income


Governmen
t

2000
$9,069
$22,749
$9,210
-
1999*
$1,691
$2,258
$1,571
-
*For the period from September 15, 1999 to October 31, 1999.

The Portfolios may from time to time place brokerage transactions with the Distributor or other brokers that may be considered affiliated persons of the manager or the Distributor. Such affiliated persons currently include Robinson Humphrey, Inc. ("Robinson Humphrey"), an affiliate of the manager.

The Portfolios paid the following commissions to affiliated brokers during the periods shown:


						Robinson	Smith
Fiscal 2000 Commissions			Humphrey	Barney

All Cap Growth					-		$108
Large Cap Core	 				-  		$399
Growth and Income				-		$160
Government					-		-

Fiscal 2000 Percentage of Aggregate
Brokerage Commissions Paid to Affiliated Brokers

All Cap Growth					-		1.19%
Large Cap Core					-		1.75%
Growth and Income				-		1.74%
Government					-		-

Fiscal 2000 Percentage of Transactions with
Affiliated Broker to Total Transactions
						Robinson	Smith
						Humphrey	Barney

All Cap Growth					-		0.32%
Large Cap Core					-		1.03%
Growth and Income				-		0.91%
Government					-		-



						Robinson	Smith
Fiscal 1999 Commissions			Humphrey	Barney

All Cap Growth					-		-
Large Cap Core	 				-  		-
Growth and Income				-		-
Government					-		-

Each Portfolio paid no brokerage commissions prior to 1999.



DETERMINATION OF NET ASSET VALUE

The assets attributable to each Portfolio reflect the value of separate interests in a single portfolio of securities. The net asset value of the shares will be determined separately by subtracting the expenses and liabilities. The net asset value of the shares of each Portfolio is determined at 4:00 p.m., New York time (or at the close of the New York Stock Exchange (the "Exchange"), if earlier) on each business day on which the Exchange is open. The Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas.

The value of equity securities is computed by (i) valuing listed or unlisted securities for which market quotations are readily available at the prices reported by an independent pricing services, or as supplied by the National Association of Securities Dealers Automated Quotations (NASDAQ) or by broker-dealers, and (ii) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Board of Trustees. Options on securities, options on indices, futures contracts and options on futures contracts, which are traded on exchanges, are valued at their last sales or settlement price as of the close of such exchanges, or, if no sales are reported, at the mean between the last reported bid and asked prices.

Foreign securities trading may not take place on all days on which the Exchange is open. Further, trading takes place in various foreign markets on days on which the Exchange is not open. As a result, a Portfolio's net asset value may be significantly affected by such trading on days when a shareholder has no access to the Portfolios. Events affecting the values of investments that occur between the time their prices are determined and 4:00 p.m. Eastern time on each day that the Exchange is open will not be reflected in a Portfolio's net asset value unless the manager, under the supervision of the Board of Trustees, determines that the particular event would materially affect net asset value.

U.S. Government securities are traded in the over-the-counter market and valuations are based on quotations of one of more dealers that make markets in the securities as obtained from such dealers or from a pricing service. Debt securities having a remaining maturity of 60 days or less are valued on an amortized cost basis to the extent this approximates market value.


TAXES

General. The following is a summary of certain federal income tax considerations that may affect the Portfolios and their shareholders. The discussion relates only to Federal income tax law as applicable to U.S. citizens. Distributions by the Portfolios also may be subject to state, local and foreign taxes, and their treatment under state, local and foreign income tax laws may differ from the Federal income tax treatment. The summary is not intended as a substitute for individual tax advice, and investors are urged to consult their tax advisors as to the tax consequences of an investment in any Portfolio of the Trust.


Tax Status of the Portfolios.

Each Portfolio expects to be treated as a separate taxable entity for Federal income tax purposes.

Each Portfolio intends to qualify separately each year as a "regulated investment company" under the Code. A qualified Portfolio will not be liable for Federal income taxes to the extent that its taxable net investment income and net realized capital gains are distributed to its shareholders, provided that the Portfolio distributes at least 90% of the sum of its net investment income and any excess of its net short-term capital gain over its net long-term capital loss and complies with certain other requirements regarding the sources of its income and diversification of its assets. If a Portfolio were to fail to qualify as a regulated investment company under the Code, all of its income (without deduction for distributions to shareholders) would be subject to tax at corporate rates.

Each Portfolio intends to accrue dividend income for Federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a Portfolio as taxable income.

Each Portfolio intends at least annually to declare and make distributions of substantially all of its taxable income and net taxable capital gains to its shareowners (i.e., the Separate Accounts). Such distributions are automatically reinvested in additional shares of the Portfolio at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

Tax treatment of shareholders. The Trust has been informed that certain of the life insurance companies offering contracts intend to qualify each of the subaccounts as a "segregated asset account" within the meaning of the Code. For a subaccount to qualify as a segregated asset account, the Portfolio in which such subaccount holds shares must meet the diversification requirements of Section 817(h) of the Code and the regulations promulgated thereunder. To meet those requirements, a Portfolio generally may not invest more than certain specified percentages of its assets in the securities of any one, two, three or four issuers. For these purposes, all obligations of the United States Treasury and each governmental instrumentality are treated as securities of separate issuers.

Income on assets of a subaccount qualified as a segregated asset account whose underlying investments are adequately diversified will not be taxable to contract owners. However, in the event a subaccount is not so qualified, all annuities allocating any amount of premiums to such subaccount will not qualify as annuities for federal income tax purposes and the holders of such annuities would be taxed on any income on the annuities for any taxable year.

The Trust has undertaken to meet the diversification requirements of
Section 817(h) of the Code. This undertaking may limit the ability of a particular Portfolio to make certain otherwise permitted investments.



PERFORMANCE

From time to time, the Portfolios may quote a yield or total return in advertisements or in reports and other communications to shareholders. The Trust may include comparative performance information in advertising or marketing the Portfolio's shares. Such performance information may include data from the following industry and financial publications:
Barron's, Business Week, CDA Investment Technologies Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

Yield

A Portfolio's 30-day yield figure described below is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows: YIELD = 2[( (a-b)/(c*d) + 1)6 - 1], where

	a = dividends and interest earned during the period
	b = expenses accrued for the period (net of reimbursement)
	c =	the average daily number of shares outstanding during the
period that were entitled to receive dividends
	d = the maximum offering price per share on the last day of the period

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations purchased by the Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Investors should recognize that in periods of declining interest rates a Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolio's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the Portfolio from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Portfolio's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

Average Annual Total Return

"Average annual total return" figures, as described below, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows: P(l+T)n = ERV, where:

	P		=	a hypothetical initial payment of $ 1,000
	T		=	average annual total return
	n		=	number of years
	ERV	= 	Ending Redeemable Value of a Hypothetical $ 1,000
investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The average annual total returns (computed in the manner described in the Prospectus) and yield (if applicable) as of October 31, 2000, for each Portfolio are shown in the table below. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of each Portfolio's investment objectives and policies as well as the risks incurred in each Portfolio's investment practices. The returns and yield shown for a Portfolio do not take into account any fees that are paid by the separate accounts or qualified plans through which shares of the Portfolio are sold. If these fees had been included, the returns and yield would have been lower.



All Cap
Growth


Large
Cap Core

Growth
and
Income



Governmen
t

1 year
43.43%
15.61%
6.86%
6.55%
Total Return
since inception
(based on
inception date
of 9/15/99)



38.99%



18.83%



7.00%



7.00%

Effective May 1, 2001, the All Cap Growth Portfolio changed its investment policies from those of a mid cap fund investing in medium sized companies to a fund investing in each of the Large Cap Growth, Mid Cap Growth and Small Cap Growth segments. The performance of the All Cap Growth Portfolio in the table above reflects the performance of the Portfolio prior to this change in investment policies.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Voting. The Trust offers shares of the Portfolios only for purchase by insurance company separate accounts. Thus, the insurance company is technically the shareholder of the Portfolios. Nevertheless, with respect to any shareholder meeting of the Trust, an insurance company will solicit and accept timely voting instructions from its contract owners who own units in a separate account investment division which corresponds to shares in the Portfolios in accordance with the procedures set forth in the accompanying prospectus of the applicable contract issued by the insurance company and to the extent required by law. Shares of the Trust attributable to contract owner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

Transfer Agent

Citi Fiduciary Trust Company, 125 Broad Street, New York, NY 10004 is the transfer agent for the Portfolios. Under the transfer agency agreement, the transfer agent, either directly or through a sub-transfer agent, maintains the shareholder account records for the Portfolios, handles certain communications between shareholders and the Portfolios, distributes dividends and distributions payable by the Portfolios and produces statements with respect to account activity for the Portfolios. For these services, the transfer agent receives fees from the Portfolios computed on the basis of the number of shareholder accounts that the transfer agent maintains for the Portfolios during the month and is reimbursed for out-of-pocket expenses. PFPC Global Fund Services, 101 Federal Street, Boston, Massachusetts 02110, serves as the Portfolios' sub-transfer agent.

Custody of Assets

Securities owned by the Trust and all cash, including proceeds from the sale of shares of the Trust and of securities in the Trust's investment portfolio, are held by PFPC Trust Company, located at 8800 Tinicum Blvd., Philadelphia, PA 19153, as Custodian for each Portfolio.

Shareholder Reports

Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

Independent Auditors

KPMG	 LLP, 757 Third Avenue, New York, New York 10017, the independent auditors for the Trust, perform annual examinations of the Trust's financial statements.

Shareholder and Trustee Responsibility

Under the laws of certain states, including Massachusetts where the Trust was organized, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification out of Trust property to any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

Under the Declaration of Trust, the Trustees and Officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Trust will provide indemnification to its Trustees and Officers as authorized by its Declaration of Trust and By-Laws and by the 1940 Act and the rules and regulations thereunder.

About the Trust

The Trust was organized on January 29, 1987 under the laws of The Commonwealth of Massachusetts and is a business entity commonly known as a ''Massachusetts business trust.'' It is a diversified, open-end management investment company authorized to issue an unlimited number of shares of beneficial interest of $.01 par value, in the Portfolios. Shares issued are fully paid and non-assessable and have no preemptive or conversion rights. In the event of liquidation of any Portfolio, shareholders of such Portfolio are entitled to share pro rata in the net assets of the Portfolio available for distribution to shareholders.

As of December 31, 1997, the name of the Trust was changed from the Common Sense Funds Trust to Concert Investment Series; and then to Smith Barney Investment Series on September 11, 2000.

Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held in the election of Trustees (to the extent hereafter provided) and on other matters submitted to the vote of shareholders. Each share of a Portfolio represents an interest in the assets of that Portfolio and has identical voting, dividend, liquidation and other rights on the same terms and conditions. Only shares of the respective Portfolio are entitled to vote on matters concerning only that Portfolio. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Except as set forth above, the Trustees shall continue to hold office and appoint successor Trustees.

FINANCIAL STATEMENTS

The Trust's Annual Report for the fiscal year ended October 31, 2000, is incorporated herein by reference in its entirety.

APPENDIX A

RATINGS OF BONDS, NOTES AND COMMERCIAL PAPER

Moody's Investors Service, Inc.

Aaa - Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

A - Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's

AAA - An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BB, B, CCC, CC, C - An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

Plus (+) or minus (-) - The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

N.R. - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


Fitch IBCA, Duff & Phelps

AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB - Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB - Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B - Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C - High default risk.  Default is a real possibility.
Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial changes and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch IBCA, Duff & Phelps

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitment in a timely manner.

Fitch's short-term ratings are as follows:

F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 - Good credit quality.   A satisfactory capacity for timely payment
of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 - Fair credit quality. The capacity for the timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non investment grade.






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